Exhibit 99.1

  Great Elm Capital Corp. Announces Results of Its Annual Stockholders’ Meeting and Majority Approval of Modified Minimum Asset Coverage Requirements

Waltham, Mass., May 7, 2018 – Great Elm Capital Corp. (the “Company”) (NASDAQ: GECC), an externally managed, business development company focused on investing in debt instruments of leveraged middle market issuers, today announced that a majority of the stockholders of the Company approved the application of the modified minimum asset coverage requirements set forth in Section 61(a)(2) of the Investment Company Act of 1940, as amended, in accordance with the Small Business Credit Availability Act ("SBCAA") that was signed into law on March 23, 2018. As a result of such approval, and subject to satisfying certain ongoing disclosure requirements under the SBCAA, effective May 4, 2018, the asset coverage ratio test applicable to the Company has been decreased from 200% to 150%, permitting the Company to incur additional leverage.

Peter A. Reed, the Company’s Chief Executive Officer, stated, “We believe the passage of the SBCAA benefits the Company and its stockholders by providing the Company with flexibility to manage its balance sheet through the selective use of additional leverage. We intend to deploy this leverage prudently, in amounts and at times that we believe can best deliver attractive risk-adjusted returns to our stockholders. Notwithstanding this ability to incur additional leverage, we are cognizant of where we are in the credit cycle and do not believe it would be wise to incur the full amount of additional leverage permitted under the SBCAA at this time. As always, we remain keenly focused on creating long-term stockholder value by investing in securities with significant downside protection derived from robust asset coverage and/or recurring free cash flow.”

The Company also announced today that at its May 3, 2018 annual meeting of stockholders, Revell Horsey and John Stuart were re-elected to our board of directors.

About Great Elm Capital Corp.

Great Elm Capital Corp. is an externally managed, specialty finance company focused on investing in debt instruments of middle market companies. GECC elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. GECC focuses on special situations and catalyst-driven investments as it seeks to generate attractive, risk-adjusted returns through both current income and capital appreciation.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication that are not historical facts are “forward-looking” statements within the meaning of the federal securities laws. These statements are often, but not always, made through the use of words or phrases such as “expect,” “anticipate,” “should,” “will,” “estimate,” “designed,” “seek,” “continue,” “upside,” and “potential,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: conditions in the credit markets, the price of GECC common stock, performance of GECC’s portfolio and investment manager. Information concerning these and other factors can be found in GECC’s Form 10-K and other reports filed with the SEC. GECC assumes no obligation to, and expressly disclaims any duty to, update any forward-looking statements contained in this communication or to conform prior statements to actual results or revised expectations except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

This press release does not constitute an offer of any securities for sale.

Media & Investor Contact:

Meaghan K. Mahoney

Senior Vice President

+1 (617) 375-3006

investorrelations@greatelmcap.com